SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         May 24, 1996



                                    Medcross, Inc.
               (Exact name of registrant as specified in its charter)



        Florida                       0-17973                 59-2291344
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)          Identification No.)



     3227 Bennet Street North, St. Petersburg, Florida               33713
      (Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code  (813) 521-1793



           (Former name or former address, if changed since last report.)

Item 5.     Other Events.

On May 24, 1996, Medcross, Inc. (the "Company") received a letter from Ms. Po Shin Wong dated May 23, 1996 stating that she resigned as the Chairman and a Director of the Company for personal reasons effective immediately upon receipt.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MEDCROSS, INC.



                                                   By: /S/ Henry Y.L. Toh
                                                      Henry Y.L. Toh
                                                      President, CEO, Acting CFO


Date: June 20, 1996